MFA

MORTGAGE INVESTMENTS, INC.

Forward Looking Statements

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, may be forward-looking: changes in the prepayment rates on the mortgage loans securing MFA's MBS; MFA's ability to borrow to finance its assets; changes in government regulations affecting MFA's business; MFA's ability to maintain its qualification as a REIT for federal income tax purposes; MFA's ability to maintain its exemption from registration under the Investment Company Act of 1940; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and/or current reports that MFA files with the SEC, could cause MFA's actual results to differ materially from those projected in any forward-looking statements it makes.

These forward-looking statements are based on beliefs, assumptions and expectations of MFA's future performance, taking into account all information currently available. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

MFA provides attractive returns through appropriately leveraged investments in *high-quality* hybrid and adjustable-rate mortgage-backed securities

MFA Overview (1)

MFA
Mortgage Investments, Inc.

- Proven Management and Investment Strategy
  - Strategically positioned portfolio with appropriate leverage
  - Greater than 99% of assets are Agency MBS, AAA Rated MBS, related receivables and cash
  - Hybrids and ARMs limit duration risk
- Significant Market Dislocation has Enhanced Investment Opportunities
  - Industry de-levering and reduced liquidity have dramatically increased spreads
  - ARM MBS continue to benefit from moderate prepayments
  - Yield curve retains positive slope

(1) As of September 30, 2008

MFA
MORTGAGE INVESTMENTS, INC.

Consistent Outperformance

Total Return (%)


400
350
300
250
200
150
100
50
0
-50
1/7/00
11/14/08
MFA
S&P 500
S&P 500 / Financials

Source: Bloomberg

MFA
MORTGAGE INVESTMENTS, INC.

September 30, 2008 Financial Results

September 30, 2008 Book Value:	**$5.85**
September 30, 2008 Debt-to-Equity Multiple:	**7.2x**
September 30, 2008 Liquidity Position:	**$438 million Cash** **$163 million Unpledged MBS** **$601 million**
Third Quarter 2008 EPS:	**$0.24**
Third Quarter 2008 Dividend Per Share:	**$0.22**

MFA
Mortgage Investments, Inc.

Yield Curve Is Steep



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Net Spreads
High: 2.15%
Low: (0.03%)
Average: 1.02%
3Q08: 1.61%
10 Yr Treasury - 2 Yr Treasury
Net Interest Spread

Source: Bloomberg

MFA
Mortgage Investments, Inc.

Market Spreads Remain High

Third Quarter Asset Yield	5.21%
Third Quarter Borrowing Cost	3.60%
Third Quarter Net Interest Rate Spread	1.61%

Market Gross ROE Sensitivity Analysis (%)

		Net Interest Spread		
		1.50%	**1.60%**	**1.70%**
Leverage	**6.5x**	15.00	15.60	16.30
	7.0x	15.70	16.40	17.10
	7.5x	16.50	17.20	18.00
	8.0x	17.20	18.00	18.80

MFA
MORTGAGE INVESTMENTS, INC.

Net Interest Spread and Dividend Growth


$0.40
$0.30
$0.20
$0.10
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
03/31/00
12/31/00
09/30/01
06/30/02
03/31/03
12/31/03
09/30/04
06/30/05
03/31/06
12/31/06
09/30/07
06/30/08
09/30/08
Dividends Paid
Net Interest Spread

MFA
Mortgage Investments, Inc.

Credit Quality Remains High*

- More than 99% of MFA's assets are Agency MBS, AAA rated MBS, related receivables and cash*
- Assets remain liquid and can be financed with multiple funding providers through repurchase agreements
- Repurchase agreements with 16 total counterparties*


Others
0.3%
AAA Non-Agency
2.0%
Agency
97.7%

*As of September 30, 2008

Strategy Built Around Hybrid and ARM MBS (1)

- After initial fixed term, coupons reset based on short-term interest rates
- Less price risk due to adjustability of coupon


Greater than 60 Months 21%
Within 12 Months 23%
13 to 60 Months 56%

Effective Duration: 1.69 (2)

(1) As of September 30, 2008 assuming a constant prepayment rate of 15%
(2) Includes impact of swaps

Agency RMBS Yields High Relative to Fed Funds Rate


5.5% 5/1 Hybrid Yield vs. Fed Funds Target Rate
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
5/1 Hybrid Yield
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Fed Funds Target Rate
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Oct-08
5/1 Yield
Fed Funds Target Rate

Source: Lehman Live Pricing, Monthly Data

While MFA Portfolio Yield Remains Near 5.1%, Cost of Funds is in a Downward Trend Lagging Declining LIBOR



6%
5%
4%
3%
2%
1%
12/31/04
3/31/05
6/30/05
9/30/05
12/31/05
3/31/06
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
11/13/08
Asset Yield
Cost of Funds
1 Month LIBOR

MFA Quarterly Data

◆ Greater than 99% of MFA's assets are Agency MBS, AAA rated MBS, related receivables and cash*

◆ Strategically positioned portfolio to maintain appropriate leverage and liquidity in current environment

◆ MFA can generate attractive returns with less leverage

**As of September 30, 2008*

MFA

Mortgage Investments, Inc.